Exhibit 10.30

CHILL HOLDINGS, INC.

MANAGEMENT STOCKHOLDERS AGREEMENT

(Key Employee Version)

Dated as of April 25, 2008

INDEX OF DEFINITIONS

TERM	SECTION

Affiliate	Section 12(a)
Agreement	Preamble
Call Notice	Section 3(a)
Call Repurchase Price	Section 3(a)
Call Right	Section 3(a)
Call Termination Date	Section 3(a)
Cause	Section 12(b)
Change in Control	Section 12(c)
Company	Preamble
Company Election Period	Section 2(b)
Disability	Section 12(d)
Disability Notice	Section 5(b)
Drag-Along Notice	Section 6
Drag-Along Right	Section 6
Drag-Along Sale	Section 6
Election Notice	Section 2(b)
Fair Market Value	Section 12(e)
Financing Documents	Section 5(a)
H&F Associates VI	Preamble
H&F Chill	Preamble
H&F Executives VI	Preamble
H&F Investors	Section 12(f)
H&F VI Parallel	Preamble
HFCP VI	Preamble
Initial H&F Investors	Preamble
Initial Public Offering	Section 12(g)
Involuntary Transfer	Section 4(a)
Involuntary Transfer Notice	Section 4(a)
Involuntary Transfer Repurchase Notice	Section 4(b)
Involuntary Transfer Repurchase Price	Section 4(b)
Involuntary Transfer Repurchase Right	Section 4(b)
Involuntary Transferee	Section 4(a)
Makeup Amount	Section 3(a)
Makeup Amount Price	Section 12(h)
Management Stockholder	Preamble
Market Rate	Section 5(c)
Offer	Section 2(a)
Offer Notice	Section 2(a)
Offer Period	Section 2(a)
Offering Stockholder	Section 2(a)
Options	Section 12(i)
Permitted Transferee	Section 12(j)
Person	Section 12(k)
Piggyback Notice	Section 9(a)
Reinstatement Notice	Section 5(b)
Repurchase Disability	Section 5(a)

TERM	SECTION

Restricted Shares	Section 12(1)
Sale Notice	Section 7(a)
Securities	Section 12(m)
Selling H&F Investors	Section 7(a)
Share Equivalents	Section 12(n)
Shares	Section 12(o)
Tag-Along Participation Notice	Section 7(b)
Tag-Along Right	Section 7(b)
Tag-Along Sale Percentage	Section 7(a)
Tag-Along Sellers	Section 7(a)
Tagging Stockholders	Section 7(a)
Termination of Employment	Section 12(p)
Transfer	Section 1(b)
Transfer Restriction Period	Section 12(q)
Voting Security	Section 12(r)

MANAGEMENT STOCKHOLDERS AGREEMENT OF

CHILL HOLDINGS, INC.

This Management Stockholders Agreement for key employees (“Agreement”) is entered into as of April 25, 2008, by and among Chill Holdings, Inc., a Delaware corporation (the “Company”), Goodman Global, Inc., a Delaware corporation (f/k/a Chill Acquisition, Inc.), Hellman & Friedman Capital Partners VI, L.P., a Delaware limited partnership (“HFCP VI”), Hellman & Friedman Capital Partners VI (Parallel), L.P., a Delaware limited partnership (“H&F VI Parallel”), Hellman & Friedman Capital Associates VI, L.P., a Delaware limited partnership (“H&F Associates VI”), Hellman & Friedman Capital Executives VI, L.P., a Delaware limited partnership (“H&F Executives VI”) and H&F Chill Partners, L.P., a Delaware limited partnership (“H&F Chill” and, together with HFCP VI, H&F VI Parallel, H&F Associates VI and H&F Executives VI, the “Initial H&F Investors”) and each of the following (hereinafter severally referred to as a “Management Stockholder” and collectively referred to as the “Management Stockholders”): (a) the signatories hereto listed on Schedule I as Management Stockholders, (b) any other Person who (i) holds Securities, (ii) becomes a party hereto pursuant to Section 11(j)(ii) and (iii) is a director, employee or consultant of the Company or any of its Subsidiaries at the time he or she becomes a party to this Agreement and (c) any Permitted Transferee of any Person specified in the foregoing clause (a) or (b) that holds Securities and becomes a party hereto. These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, certain of the Management Stockholders have entered into or may hereafter enter into subscription agreements with the Company to acquire shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) upon the terms and subject to the conditions set forth therein and, as a condition of receipt of such shares, may be required to enter into this Agreement;

WHEREAS, certain capitalized terms used herein are defined in Section 12 hereof; and

WHEREAS, the Company has issued or may hereafter issue to the Management Stockholders Share Equivalents, Options or other Securities, and, as a condition of receipt of such Share Equivalents, Options or other Securities, each such Management Stockholder may be required to enter into this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 1 General Restrictions on Transfers.

(a) During the Transfer Restriction Period, each Management Stockholder hereby agrees that he or she shall not Transfer any Securities to any Person, except Transfers:

(i) to the Company, any H&F Investor or any Permitted Transferee that otherwise comply with this Section 1, provided that in the case of any Transfer of Options such Permitted Transferee must be a Permitted Transferee pursuant to clause (iii) of the definition of Permitted Transferee;

(ii) pursuant to and in compliance with Section 3, Section 4, Section 6 or Section 7; or

(iii) upon receipt of the prior written consent of the Company and subject to compliance with Section 2, which consent shall have been authorized by a majority of the members of the Board and which consent may be (A) withheld in the sole discretion of the Board, or (B) given subject to reasonable terms and conditions determined by the Board in its sole discretion.

Each Management Stockholder further agrees that in connection with any Transfer consented to by the Company, the Management Stockholder shall, if requested by the Company, deliver to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the Transfer is not in violation of the Securities Act of 1933 or the securities laws of any state.

(b) From the date hereof until expiration of the Transfer Restriction Period, no Management Stockholder may sell, exchange, assign, pledge, hypothecate, gift or otherwise transfer or dispose of (“Transfer”) any legal, economic or beneficial interest in any Securities (whether held in its own right or by its representative) unless:

(i) such Transfer of Securities is not in violation of the provisions of this Agreement; and

(ii) the transferee of such Securities (if other than (A) the Company, another Management Stockholder or an H&F Investor, (B) a transferee in a sale of Securities made under Rule 144 or any successor provision under the Securities Act, or (C) a transferee of Shares pursuant to an offer and sale registered under the Securities Act) shall agree in writing (A) to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in form and substance to the Board and (B) in addition, in the case of any Permitted Transferee, to immediately convey record and beneficial ownership of all Share Equivalents and all rights and obligations hereunder to the originally transferring Management Stockholder or another Permitted Transferee of such Management Stockholder if he, she or it ceases to be a Permitted Transferee of such Management Stockholder, and shall execute such further documents as may be necessary, in the judgment of the Company, to make such transferee a party hereto.

Upon satisfaction of the foregoing requirements of this Section 1(b), such transferee shall be deemed to be a Management Stockholder for all purposes of this Agreement except that, (x) in the case of a Transfer to a Permitted Transferee, all provisions that relate to termination of employment of a Management Stockholder and the effects thereof shall continue to be interpreted based on the employment status of such Management Stockholder transferor and not of such Permitted Transferee and (y) in the case of a Transfer to a Person other than a Permitted Transferee, Section 3 of this Agreement shall cease to apply following such Transfer.

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(c) Any purported Transfer of Securities other than in accordance with the terms of this Agreement, including Section 1 and Section 2 hereof, by any Management Stockholder shall be null and void, and the Company shall refuse to recognize any such transfer for any purpose and shall not reflect in its records any change in record ownership of Securities pursuant to any such transfer.

(d) No Stockholder shall grant any proxy or enter into or agree to be bound by any voting trust with respect to any Securities or enter into any agreements or arrangements of either kind with any person with respect to any Securities inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Stockholders or holders of Securities who are not parties to this Agreement), including agreements or arrangements with respect to the acquisition, disposition or voting (if applicable) of any Securities, nor shall any Stockholder act, for any reason, as a member of a group or in concert with any other persons in connection with the acquisition, disposition or voting (if applicable) of any Securities in any manner which is inconsistent with the provisions of this Agreement.

(e) For the avoidance of doubt, the provisions of this Section 1 do not affect any restrictions or prohibitions on Transfers of Options under any equity incentive plan, program or agreement under which such Options were granted.

Section 2 Sales to Third Parties.

(a) During the Transfer Restriction Period, if a Management Stockholder (the “Offering Stockholder”) shall have received a bona fide offer or offers from a third party or parties to purchase any Share Equivalents which such Offering Stockholder desires to accept, and the Transfer shall have been approved by the Company pursuant to Section 1(a)(iii) (to the extent such approval is required pursuant to Section 1(a) hereof), prior to selling any Share Equivalents to the third party or parties other than a Permitted Transferee, the Offering Stockholder shall deliver, within thirty (30) days following such approval of the Transfer pursuant to Section 1(a)(iii), to the Company and the H&F Investors a letter (the “Offer Notice”) signed by the Offering Stockholder setting forth: (A) the name of the third party or parties; (B) the prospective purchase price per share of the Share Equivalents; (C) all material terms and conditions contained in the offer of the third party or parties; and (D) the Offering Stockholder’s offer (irrevocable by its terms for sixty (60) days following the later of (x) the date of the delivery of such Offer Notice or (y) the six (6) month anniversary of the date all or a portion of such Share Equivalents were first received or purchased (including upon exercise of Options) by the Management Stockholder (such 60-day period, the “Offer Period”)) to sell to the Company and the H&F Investors all (but not less than all) of the Share Equivalents covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to the Company and the H&F Investors than those contained in the offer of the third party or parties (an “Offer”).

(b) Upon receipt of such Offer Notice, the Company (or its designee) shall have an option to purchase any or all of the Share Equivalents described in the Offer Notice at the purchase price and upon the terms and conditions specified in the Offer. If the Company desires to exercise the option set forth in the preceding sentence, it shall deliver a notice (an “Election Notice”) to the Offering Stockholder and the H&F Investors at any time during the first thirty (30) days of the Offer Period (such 30-day period, the “Company Election Period”), specifying the number of Share Equivalents subject to the Offer to be acquired. In the event that the

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(c) Company delivers an Election Notice for less than all of the Share Equivalents subject to the Offer, such Election Notice shall not be effective unless and until the H&F Investors deliver an Election Notice to purchase the remaining Share Equivalents subject to the Offer pursuant to Section 2(c). The Share Equivalents shall be purchased by the H&F Investors pro rata based upon their relative interests in the Company, or as such H&F Investors may otherwise agree.

(d) If, at any time during the Company Election Period, the Company shall determine not to exercise its right to purchase all of the Share Equivalents described in the Offer Notice, then the Company shall promptly notify the H&F Investors of such determination. In the event the Company does not deliver an Election Notice before the end of the Company Election Period or any Election Notice so delivered does not relate to the purchase of all the Share Equivalents described in the Offer Notice, then the H&F Investors shall have the option to purchase no less than all of the remaining Share Equivalents subject to the Offer at the purchase price and upon the terms and conditions specified in the Offer by delivering an Election Notice to the Offering Stockholder and the Company prior to the expiration of the Offer Period. In the event Election Notices are delivered by both the Company and the H&F Investors and, as a result of miscalculation or similar error, the aggregate number of Share Equivalents described in such Election Notices exceeds the aggregate number of Share Equivalents specified in the Offer, the number of Share Equivalents to be purchased by the H&F Investors shall be reduced accordingly. Share Equivalents to be purchased by the H&F Investors pursuant to this Section 2(c) will be allocated among the H&F Investors pro rata based upon their relative interests in the Company, or as such H&F Investors may otherwise agree.

(e) If either the Company or the H&F Investors delivers an Election Notice, then such Person or Persons shall be obligated to purchase, and the Offering Stockholder shall be obligated to sell, the Share Equivalents described in such Election Notice at the purchase price per share and on other terms and conditions indicated in the Offer, except that the closing of such purchase and sale shall occur on a closing date selected by the Company or the H&F Investors, as applicable but in no event following the later of (i) ninety (90) days following the date of the Offer Notice or (ii) fifteen (15) days following the receipt by the Company or the H&F Investors, as applicable of all necessary governmental approvals (which governmental approvals the Company or the H&F Investors, as applicable, and the Offering Stockholder shall use reasonable efforts to obtain promptly). Unless otherwise mutually agreed, the closing shall be consummated at the principal offices of the Company.

(f) If neither the Company nor the H&F Investors delivers an Election Notice to the Offering Stockholder within the time periods required by Section 2(b) and Section 2(c), as applicable, or the Election Notices delivered in the aggregate relate to less than all of the Share Equivalents subject to the Offer, then the Offering Stockholder may, during the period beginning on the day immediately following the termination of the Offer Period and ending sixty (60) days thereafter, sell to the third party or parties all (but not less than all) of the Share Equivalents covered by the Offer, for the purchase price and on the other terms and conditions contained in the Offer.

Section 3 Company’s Rights to Repurchase (Call) Shares.

(a) With respect to all Share Equivalents held by any Management Stockholder and his or her Permitted Transferees, during the period beginning on the date of such Management Stockholder’s Termination of Employment and ending on the nine (9) month anniversary of the

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later of (i) the date of such Termination of Employment and (ii) the date of the exercise of any Options held by the Management Stockholder as of the date of such Termination of Employment (the “Call Termination Date”), the Company (or its designee) shall have the option to repurchase any Share Equivalents held by the Management Stockholder and his or her Permitted Transferees (“Call Right”); provided, however, that, notwithstanding the foregoing, in no event shall the Company have the right to purchase any Share Equivalents pursuant to the Call Right prior to the day immediately following the six (6) month anniversary of the date the Management Stockholder first purchased such Share Equivalents (whether pursuant to the exercise of Options or otherwise). For the avoidance of doubt, the Call Right is not exercisable with respect to any Options held by the Management Stockholder. The Call Right may be exercised more than once, and may be exercised with respect to all or any portion of the Share Equivalents outstanding on the date of any Call Notice. Except as otherwise set forth in this Section 3(a), the repurchase price payable by the Company upon exercise of the Call Right (“Call Repurchase Price”) shall be the Fair Market Value of the Share Equivalents subject to the Call Right on the date of the Call Notice; provided, however, that if, at any time during the period beginning on the date of the Call Notice and ending on the six (6) month anniversary thereof, the Company or its stockholders (I) enter into an agreement with respect to a transaction which would result in a Change of Control or (II) files a registration statement with respect to an Initial Public Offering, then, to the extent that such Change of Control transaction or Initial Public Offering is consummated, upon the closing thereof, the Company shall pay the Management Stockholder and/or such Permitted Transferees, as applicable, an additional amount (the “Makeup Amount”) equal to the product of (1) the number of Share Equivalents repurchased pursuant to the Call Right and (2) the excess of (A) the Makeup Amount Price over (B) the Call Repurchase Price. The Makeup Amount shall be treated for tax purposes as an additional Call Repurchase Price. Notwithstanding the foregoing, in the event of (i) the Management Stockholder’s Termination of Employment for Cause or (ii) the Management Stockholder’s violation of any of the restrictive covenants set forth in any employment, severance or other similar written agreement between the Management Stockholder and the Company or an Affiliate (and, if applicable, failure to cure such violation within the cure period set forth in such agreement), the Call Repurchase Price shall be the lesser of (x) Fair Market Value and (y) the purchase price paid by such Management Stockholder for such Share Equivalents (or if no purchase price was paid, $0.01 per Share) (and in the case of both of the foregoing clauses (x) and (y), the Management Stockholder shall not be entitled to any Makeup Amount). The Call Right shall be exercised by written notice (“Call Notice”) to the Management Stockholder given in accordance with Section 11(f) of this Agreement on or prior to the last date on which the Call Right may be exercised by the Company. The Makeup Amount shall be paid only with respect to one event as described in the foregoing clauses (I) and (II), and to the extent an event described in such clause (I) is subsequently followed by an event described in such clause (II) (or vice versa), no addition amount shall be paid with respect to such subsequent event pursuant to the provisions of the immediately preceding sentence.

(b) In addition, the Company shall have a Call Right effective immediately prior to any Change in Control to occur following the date hereof.

(c) Subject to Section 5 below, the repurchase of Share Equivalents pursuant to the exercise of a Call Right shall take place on a date specified by the Company, but in no event following the later of (i) sixty (60) days following the date of the Call Notice or (ii) fifteen (15) days following the receipt by the Company of all necessary governmental approvals (which governmental approvals the Company and the Management Stockholder shall use reasonable efforts to obtain promptly). The Call Repurchase Price shall accrue interest at the Market Rate

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commencing thirty-one (31) days after the date of the Call Notice, if such repurchase has not occurred by such date. On such date, the Management Stockholder and his or her Permitted Transferees shall transfer the Share Equivalents subject to the Call Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Share Equivalents to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Management Stockholder the Call Repurchase Price. The Management Stockholder shall use all commercially reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 3.

(d) If, at any time prior to the Call Termination Date, the Company shall determine not to exercise its Call Right with respect to a Management Stockholder, then the Company shall promptly notify the H&F Investors of such determination. In such event, the H&F Investors shall have the right to exercise the Call Right in the same manner as the Company pursuant to this Section 3. Share Equivalents to be purchased by the H&F Investors pursuant to this Section 3(d) will be allocated among the H&F Investors pro rata based upon their relative interests in the Company, or as such H&F Investors may otherwise agree.

Section 4 Involuntary Transfers.

(a) In the case of any transfer of title or beneficial ownership of Securities upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Stockholder (each, an “Involuntary Transfer”), the Management Stockholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the “Involuntary Transfer Notice”) to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the Securities were transferred (the “Involuntary Transferee”), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer; notwithstanding the foregoing, an Involuntary Transfer shall not include a Transfer (i) upon a Management Stockholder’s death, to the Management Stockholder’s executors, administrators, testamentary trustees, legatees and beneficiaries or (ii) upon dissolution or pursuant to any other distribution (without the payment of consideration other than redemption of an interest therein) by a Permitted Transferee which is an entity, to its beneficiaries, partners, members or other beneficial owners.

(b) Upon the receipt of the Involuntary Transfer Notice, and for sixty (60) days thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Securities acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Securities as of the date of the Involuntary Transfer (the “Involuntary Transfer Repurchase Price” and such right, the “Involuntary Transfer Repurchase Right”). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the “Involuntary Transfer Repurchase Notice”) to the Involuntary Transferee given in accordance with Section 11(f) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

(c) Subject to Section 5 below, the repurchase of Securities pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of sixty (60) days following the date of the Involuntary Transfer Repurchase Notice or the fifteen (15) days following the receipt by the

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Company of all necessary governmental approvals. On such date, the Involuntary Transferee shall transfer the Securities subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Share Equivalents to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Involuntary Transferee the Involuntary Transfer Repurchase Price. The Involuntary Transferee and the Management Stockholder shall use all reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 4. If the Involuntary Transferee does not transfer the Securities to the Company as required, the Company will have the right to cancel such Securities and deposit the funds in a non-interest bearing account and make payment upon delivery.

Section 5 Repurchase Disability.

(a) Notwithstanding anything to the contrary herein, except as otherwise provided by Section 5(c), the Company shall not be permitted to purchase any Securities held by any Management Stockholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board reasonably determines that:

(i) The purchase of Securities would render the Company or its subsidiaries unable to meet their obligations in the ordinary course of business at any time during the one year period commencing on the date such purchase of Securities would otherwise be required taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company which are reasonably likely to be consummated or paid, as the case may be, within such one year period, including, without limitation, any proposed acquisition of any other entity by the Company or any of its subsidiaries which is reasonably likely to be consummated within such one year period;

(ii) The Company is prohibited from purchasing the Securities by applicable law restricting the purchase by a corporation of its own shares; or

(iii) The purchase of Securities would constitute a breach of, default, or event of default under, or is otherwise prohibited by, the terms of any loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party, including without limitation the Note Purchase Agreement dated as of February 13, 2008 among Chill Acquisition, Inc. and certain purchasers named therein (the “Note Purchasers”), the Indenture dated as of February 13, 2008 between the Issuer and Wells Fargo Bank, National Association, the Notes issued under the Indenture to the Note Purchasers pursuant to the Note Purchase Agreement, the Exchange and Registration Rights Agreement dated as of February 13, 2008 among Chill Acquisition, Inc. and each Note Purchaser, the Revolving Credit Agreement dated on or about February 13, 2008 among Chill Intermediate Holdings, Inc. (“Chill Intermediate”), Chill Acquisition, Inc. , General Electric Capital Corporation, as Administrative Agent and Collateral Agent (“GE”), the institutions from time to time party thereto as lenders (the “Lenders”) and the other parties thereto, and the Term Loan Credit Agreement dated on or about February 13, 2008 among Chill Intermediate, Chill Acquisition, Inc., GE, the Lenders and the other parties thereto, and all other documents, instruments and agreements made or delivered in connection therewith (collectively, the “Financing Documents”) or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Securities.

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The events described in (i) through (iii) above each constitute a “Repurchase Disability.”

(b) Except as otherwise provided by Section 5(c), in the event of a Repurchase Disability, the Company shall notify in writing the Management Stockholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a “Disability Notice”). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Securities described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Securities while any Repurchase Disabilities continue to exist); provided, further that if some, but not all of the Securities to be repurchased, can be so repurchased without creating a Repurchase Disability, then the Company shall consummate such repurchase to the fullest extent it is able without causing a Repurchase Disability in accordance with the terms of this Agreement (without giving effect to this Section 5). In the event the Company suspends its obligations to repurchase the Securities pursuant to a Repurchase Disability, (i) the Company shall provide written notice to each applicable Management Stockholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the “Reinstatement Notice”); (ii) the Fair Market Value of the Securities subject to the Call Notice or Involuntary Transfer Repurchase Notice shall be equal to the greater of the Fair Market Value of the Restricted Securities as of the date of the Call Notice or the Involuntary Transfer Repurchase Notice, as the case may be, and the Fair Market Value determined as of the date the Reinstatement Notice is delivered to the Management Stockholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (iii) the repurchase shall occur on a date specified by the Company within ten (10) days following the determination of the Fair Market Value of the Securities to be repurchased as provided in clause (ii) above.

(c) Notwithstanding Section 5(a) and Section 5(b), in the event of a Repurchase Disability, the Company may, in the sole discretion of the Board and to the extent permitted by law, purchase the Securities subject to the Call Right or Involuntary Transfer Repurchase Right, as applicable, and, in lieu of payment of cash consideration or suspending its purchase obligation, issue a promissory note to such Management Stockholder in the amount of the Call Repurchase Price or Involuntary Transfer Purchase Price, as applicable, the terms of which promissory note shall be acceptable to the Company’s senior lenders and shall not result in a breach or violation of any of the Financing Documents. The promissory note shall (i) bear interest at the market rate of interest for a note of comparable credit and duration as applicable from time to time, which market rate shall be no less than the prime rate of interest publicly announced by Barclays Bank PLC from time to time (the “Market Rate”) and (ii) have such other reasonable terms and conditions as may be determined by the Company which shall include mandatory prepayment within a reasonable period of time after, but only to the extent that, the terms and conditions of the agreements governing the Company’s and its Subsidiaries’ indebtedness for money borrowed subsequently would permit such prepayment to occur. All payments of interest accrued under the promissory note shall be paid only at the date of payment by the Company of the principal amount of such promissory note.

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Section 6 Drag-Along Rights. Any of the H&F Investors may give notice (a “Drag Along Notice”) to any Management Stockholder that the H&F Investors intend to enter into (or have agreed to vote the Share Equivalents they beneficially own, or to execute a written consent in lieu thereof, in favor of) a transaction or transactions involving the Transfer of Share Equivalents to one or more Persons (other than to an Affiliate of the H&F Investors) or to cause the Company to merge or consolidate with, or sell all or substantially all of its assets to, another Person or Persons (other than an Affiliate of the H&F Investors) (a “Drag-Along Sale”) and that one or more of the H&F Investors desire to exercise their right (the “Drag-Along Right”) to cause the Management Stockholders to participate in such Drag-Along Sale on the same terms and conditions as available to such H&F Investors, including making the same representations, warranties, covenants, indemnities and agreements as such H&F Investors agree to make in connection with the Drag-Along Sale; provided, however, that no Management Stockholder shall be required to make representations and warranties regarding the ownership of the Share Equivalents by any Person other than himself, and provided further that any indemnification obligations of a Management Stockholder shall in no event exceed the proceeds received by such Management Stockholder in such Drag-Along Sale. Such Drag-Along Notice shall also specify (i) the consideration, if any, to be received by such H&F Investors and each Management Stockholder and any other material terms and conditions of the proposed Transfer (which price and other material terms and conditions shall be the same in all material respects for such H&F Investors and the Management Stockholder), (ii) the identity of the other Person or Persons party to the Transfer, (iii) the date of anticipated completion of the proposed Transfer Sale (which date shall be not less than five (5) days after the date of the notice) and (iv) the action or actions required of each Management Stockholder in order to complete or facilitate such proposed Transfer (including the sale of Share Equivalents held by the Management Stockholder, the voting of all such Share Equivalents in favor of any such merger, consolidation or sale of assets and the waiver of any related appraisal or dissenters’ rights). Upon receipt of such Drag-Along Notice, each Management Stockholder shall be obligated to take the action or actions referred to in clause (iv) above; provided, however, that, in the case of a sale of Shares, with respect to any Shares for which a Management Stockholder holds exercisable and vested but unexercised Options or any other Securities exercisable for, convertible into or exchangeable for Shares, the price per Share shall be reduced by the exercise price of such Options or other Securities or, if required pursuant to the terms of such Options or such other Securities or such Drag-Along Sale, such Management Stockholder must exercise the relevant Option (which may include an exercise effected on a “net exercise” basis) or exercise, convert or exchange such other relevant Security and transfer the relevant Shares (rather than the Option or other Security) (in each case, net of any amounts required to be withheld by the Company in connection with such exercise); and provided, further, that, notwithstanding anything to the contrary set forth herein, in any event the Company shall be permitted to cause all outstanding Options to be treated in such Drag-Along Sale in any manner as permitted by their terms, including any applicable equity plans of the Company. If the transferring H&F Investors are transferring less than all of the Share Equivalents held by such H&F Investors, then each Management Stockholder will transfer a number of Share Equivalents equal to the product of the following: (x) the number of Share Equivalents beneficially owned by such Management Stockholder multiplied by (y) a fraction, the numerator of which is the aggregate number of Share Equivalents being transferred by such H&F Investors and the denominator of which equals the aggregate number of Share Equivalents beneficially owned by such H&F Investors. All costs and expenses incurred by the H&F Investors in connection with such transaction shall be borne on a pro rata basis in accordance with the number of Share Equivalents being sold by each of the H&F Investors, the Management Stockholders and all other Persons who otherwise are transferring, or have exercised

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a contractual or other right to transfer, Share Equivalents in connection with such transaction. In addition, the reasonable expense of one law firm to represent the Management Stockholders shall be paid for by the Company.

Section 7 Tag-Along Rights.

(a) Except as otherwise provided in this Section 7, if one or more of the H&F Investors at any time propose to sell any Share Equivalents to another Person (other than to a Permitted Transferee), in a single Transfer or a series of related Transfers constituting more than 10% of the outstanding Share Equivalents of Holdings, then such H&F Investor or H&F Investors (the “Selling H&F Investors”) shall give written notice (a “Sale Notice”) of such proposed transfer to each of the Management Stockholders at least fifteen (15) days prior to the consummation of such proposed transfer, setting forth (i) the number of Share Equivalents proposed to be transferred, (ii) the consideration to be received for such Share Equivalents by such Selling H&F Investors, (iii) any other material terms and conditions of the proposed Transfer, (iv) the date of the proposed Transfer, (v) the fraction, expressed as a percentage, determined by dividing the number of Share Equivalents to be purchased from the Selling H&F Investors (which may be a variable number based on the number of Share Equivalents which the Management Stockholders and any other stockholders having similar rights elect to sell in the Tag-Along Sale) by the total number of Share Equivalents held by the Selling H&F Investors (the “Tag-Along Sale Percentage”) and (vi) an invitation to each Management Stockholder to elect (Management Stockholders who make such an election being “Tagging Stockholders,” and, together with the Selling H&F Investors and all other Persons who otherwise are transferring, or have exercised a contractual or other right to transfer, Share Equivalents in connection with such Tag-Along Sale, the “Tag-Along Sellers”) to include in the Tag-Along Sale Share Equivalents held by such Tagging Stockholder (not in any event to exceed the Tag-Along Sale Percentage of the total number of Share Equivalents held by such Tagging Stockholder).

(b) Upon delivery of a Sale Notice, each Management Stockholder may elect to sell Share Equivalents in such Tag-Along Sale, at the same price per Share Equivalent and pursuant to the same terms and conditions with respect to payment for the Share Equivalents as agreed to by the Selling H&F Investors, by sending an irrevocable written notice (a “Tag-Along Participation Notice”) to the Selling H&F Investors within ten (10) days of the date of the Sale Notice, indicating its, his or her election to exercise its, his or her right (the “Tag-Along Right”) to sell up to the number of Share Equivalents in the Tag-Along Sale specified by such Management Stockholder in such Tag-Along Participation Notice (such specified number not in any event to exceed the Tag-Along Sale Percentage of the total number of Share Equivalents held by such Management Stockholder). Following such ten-day period, each Tagging Stockholder that has delivered a Tag-Along Participation Notice shall be permitted to sell to such proposed transferee on the terms and conditions set forth in the Sale Notice, concurrently with the Selling H&F Investors and the other Tag-Along Sellers, the number of Share Equivalents calculated pursuant to Section 7(d). For the avoidance of doubt, it is understood that in order to be entitled to exercise its, his or her right to sell Share Equivalents in a Tag-Along Sale pursuant to this Section 7, each Tagging Stockholder must agree to make to the proposed transferee the same representations, warranties, covenants, indemnities and agreements as the Selling H&F Investors agree to make in connection with the Tag-Along Sale; provided, however, that no Management Stockholder shall be required to make representations and warranties regarding the ownership of the Share Equivalents by any Person other than himself, and provided further that any indemnification obligations of a Management Stockholder shall in no event exceed the

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proceeds received by such Management Stockholder in such Tag-Along Sale. With respect to (i) any Shares for which a Tagging Stockholder holds exercisable and vested but unexercised Options or (ii) any other Securities exercisable for, convertible into or exchangeable for Shares, to the extent that such Shares are to be sold pursuant to this Section 7 such Tagging Stockholder must exercise the relevant Option (which may include an exercise effected on a “net exercise” basis) or exercise, convert or exchange such other relevant Security and transfer the relevant Shares (rather than the Option or other Security). All costs and expenses incurred by the Selling H&F Investors in connection with such Tag-Along Sale shall be borne on a pro rata basis in accordance with the number of Share Equivalents being sold by each of the Tag-Along Sellers.

(c) Notwithstanding the delivery of any Sale Notice, all determinations as to whether to complete any Tag-Along Sale and as to the timing, manner, price and other terms of any such Tag-Along Sale shall be at the sole discretion of the Selling H&F Investors.

(d) Each Tagging Stockholder shall be entitled to sell in the Tag-Along Sale a number of Share Equivalents equal to the lesser of (i) the maximum number of Share Equivalents such Tagging Stockholder has elected to sell in the Tag-Along Sale in its, his or her Sale Notice or Tag-Along Participation Notice and (ii) the number of Share Equivalents determined by multiplying (x) the number of Share Equivalents subject to the Tag-Along Sale by (y) a fraction the numerator of which is the number of Share Equivalents owned by such Tagging Stockholder and the denominator of which is the total Share Equivalents owned by all Tag-Along Sellers.

(e) This Section 7 shall not apply to (i) any transfer to any Permitted Transferee, (ii) any transfer in a public offering, (iii) any transfer pursuant to Rule 144 after an Initial Public Offering, (iv) any distribution of Share Equivalents by an H&F Investor to its partners, members or other investors or (v) any transfer by any Initial H&F Investor of Share Equivalents at a price equal to the Initial Valuation prior to the 12-month anniversary of the date of this Agreement, provided that after the consummation of such transfer, the Initial H&F Investors beneficially own, in the aggregate, not less than $750 million in Share Equivalents, valued at the Initial Valuation.

(f) This Section 7 shall terminate on the expiration of the Transfer Restriction Period.

Section 8 Cooperation.

(a) In the event of (i) the exercise of a Drag-Along Right pursuant to Section 6 with respect to a Management Stockholder or (ii) the exercise by a Management Stockholder of a Tag-Along Right pursuant to Section 7, such Management Stockholder shall consent to and raise no objections against the transaction, and if the transaction is structured as a sale of stock, each Management Stockholder shall take all actions that the Board reasonably deems necessary or desirable in connection with the consummation of the transaction. Without limiting the generality of the foregoing, each such Management Stockholder agrees to (A) consent to and raise no objections against the transaction; (B) execute any Share Equivalent purchase agreement, merger agreement or other agreement entered into with the purchaser with respect to the transaction setting forth the terms in accordance with Section 6 and any ancillary agreement with respect thereto; (C) vote the Share Equivalents held by the Management Stockholder in favor of the transaction; and (D) refrain from the exercise of dissenters’ appraisal rights with respect to the transaction.

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(b) If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act, may be available with respect to the negotiation or transaction (including a merger, consolidation, or other reorganization), each Management Stockholder shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If the purchaser representative is designated by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Stockholder appoints another purchaser representative, the Management Stockholder shall be responsible for the fees of the purchaser representative so appointed.

(c) Except as otherwise provided herein, each Management Stockholder shall bear its pro-rata share of the costs of any transaction in which it sells Share Equivalents and/or Options (based upon the net proceeds received by such Management Stockholder in such transaction) to the extent such costs are incurred for the benefit of all holders of Share Equivalents and Options and are not otherwise paid by the Company or the acquiring party.

Section 9 Piggy-Back Registration Rights.

(a) Participation. Subject to Section 9(b), if at any time after the Company’s Initial Public Offering the Company determines to register any Shares on a registration statement pursuant to the Securities Act (other than (1) in a registration relating solely to employee benefit plans, (2) a registration on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which the Company is offering to exchange its own securities, (4) a registration statement relating solely to dividend reinvestment or similar plans, (5) a shelf registration statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Company or any Subsidiary that are convertible for Share Equivalents and that are initially issued pursuant to Rule 144A and/or Regulation S of the Securities Act may resell such notes and sell the Share Equivalents into which such notes may be converted), then the Company shall promptly (but in no event less than fifteen (15) days before the effective date of the relevant Registration Statement) give notice (the “Piggyback Notice”) to the Management Stockholders and the Management Stockholders shall be entitled to include in such registration statement the Registrable Securities held by them. Subject to Section 9(b), the Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within ten (10) days after the Piggyback Notice.

(b) Underwriter’s Cutback. Notwithstanding the foregoing, if a registration pursuant to this Section 9 involves an Underwritten Offering of any Share Equivalents and the managing underwriter or underwriters of such proposed Underwritten Offering shall advise the Company marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then such Underwritten Offering shall include (i) first, 100% of the securities the Company proposes to sell (unless the Company agrees to reduce the securities to be sold by the Company), (ii) second, the amount of securities which holders of Registrable Securities and other holders (if any) of Share Equivalents having a right to request such Share Equivalents to be included in such registration have requested to include in such registration that the managing underwriter or underwriters believe can be sold, such amount to be allocated p rata among all such holders based upon the number of issued and outstanding Registrable Securities and other Share Equivalents, in the aggregate,

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that are owned by each applicable holder as of the date of the Piggyback Notice. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

(c) Company Control. The Company may decline to file a registration statement after giving the Piggyback Notice, or withdraw a registration statement after filing such Piggyback Notice, but prior to the effectiveness of the registration statement, provided that the Company shall promptly notify each Management Stockholder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Management Stockholder or otherwise in connection with such withdrawn registration statement. Notwithstanding any other provision herein, the Company shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering.

(d) Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-ups and other documents required for such underwriting arrangements. Nothing in this Section 9(d) shall be construed to create any additional rights regarding the piggyback registration of Registrable Securities in any Person otherwise than as set forth herein.

(e) Expenses. The Company will pay all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company (and the reasonable fees and disbursements of one separate counsel for the participating Holders chosen by the Holders of a majority of Registrable Securities being registered) and expenses of any special audits incidental to or required by such registration in connection with each registration of Registrable Securities requested pursuant to this Section 9; provided, that each holder of a Share Equivalent shall pay all applicable stock transfer taxes, underwriting fees, discounts, selling commissions and similar charges with respect to the Share Equivalents sold by such holder in pursuant to such registration statement.

(f) Certain Definitions. For purposes of this Section 9:

(i) “Registrable Securities” shall mean all Shares (other than Restricted Shares); provided, however, that any Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (B) a registration statement on Form S-8 covering such Registrable Securities is effective, (C) such Registrable Securities are sold pursuant to Rule 144 of Rule 145 (or any similar provisions then in force) under the Securities Act (or another exemption from the registration requirements of the Securities Act), (D) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company, (E) such Registrable Securities cease to be outstanding or (F) the holder thereof, together with its Affiliates, beneficially owns (excluding any securities covered by the foregoing clause (B)) less than two percent (2%) of the Shares that are outstanding at such time and such holder is able to dispose of all of its Registrable

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Securities in any ninety (90) day period pursuant to Rule 144 or 145 (or any similar or analogous rule) promulgated under the Securities Act; and provided, further, that any securities that have ceased to be Registrable Securities shall not thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

(ii) “Underwritten Offering” shall mean a sale of Shares to an underwriter for reoffering to the public.

Section 10 Termination. This Agreement shall terminate on the first to occur of the following, provided that Section 11 shall survive any such termination:

(a) The date the Company consummates an Initial Public Offering, provided, that (i) Section 1(a), Section 1(b), Section 1(c), Section 1(d) and Section 2 shall survive the termination of this Agreement pursuant to this Section 10(a) until the expiration of the Transfer Restriction Period and (ii) Section 9 shall survive the termination of this Agreement pursuant to this Section 10(a) for so long as any Registrable Securities are outstanding;

(b) The complete liquidation of the Company or the consummation of the sale, lease or other disposition by the Company of all or substantially all of the Company’s assets; or

(c) The execution of a resolution of the Board terminating this Agreement; provided, that (i) Section 7 shall survive the termination of this Agreement pursuant to this Section 10(c) and shall remain in effect until an event occurs which would constitute a termination of this Agreement pursuant to Section 10(a) or Section 10(b) and (ii) Section 9 shall survive the termination of this Agreement pursuant to this Section 10(c) for so long as any Registrable Securities are outstanding.

Section 11 Miscellaneous.

(a) Legends. Each certificate representing the Share Equivalents shall bear the following legends (or one to substantially similar effect):

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS CHILL HOLDINGS, INC. (THE “COMPANY”) RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN ONE OR MORE SHAREHOLDERS’ AGREEMENTS, DATED AS OF FEBRUARY 13, 2008, BY AND AMONG THE COMPANY AND THE OTHER PARTIES NAMED THEREIN, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

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“THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

(b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Share Equivalents acquired by any Management Stockholder after the date hereof. Each of the H&F Investors shall be an express third party beneficiary hereunder, entitled to enforce the benefit of all rights accruing to it under this Agreement.

(c) Specific Performance. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of the Party’s rights under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Party of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware.

(e) Interpretation. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(f) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices delivered by such Party, provided that notices of a change of address shall be effective only upon receipt thereof).

(i) If to the Company at:

5151 San Felipe, Suite 500

Houston, TX 77056

Facsimile: (713)-862-6729

Attention: Ben D. Campbell, Executive Vice President,

Secretary and General Counsel

with a copy to

Hellman & Friedman LLC

One Maritime Plaza, 12th Floor

San Francisco, CA 94111

Facsimile. (415) 835-5408

Attention: General Counsel, Arrie Park, Esq.

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and

Simpson Thacher & Bartlett LLP

2550 Hanover Street

Palo Alto, CA 94304

Facsimile:    (650) 251-5002

Attention:    Richard Capelouto, Esq.

          Kirsten Jensen, Esq.

(ii) If to the H&F Investors at:

One Maritime Plaza, 12th Floor

San Francisco, CA 94111

Facsimile: (415) 835-5408

Attention: General Counsel, Arrie Park, Esq.

with a copy to

Simpson Thacher & Bartlett LLP

2550 Hanover Street

Palo Alto, CA 94304

Facsimile.    (650) 251-5002

Attention:    Richard Capelouto, Esq.

          Kirsten Jensen, Esq.

(iii) If to a Management Stockholder, to the address set forth in the Management Stockholder’s personnel records.

(g) Recapitalization, Exchange, Etc. Affecting the Company’s Stock. Nothing in this Agreement shall prevent the Company from effecting any recapitalization, corporate reorganization, “corporate inversion” involving the creation of one or more holding companies and/or holding company subsidiaries, or similar transaction. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Securities and all of the other shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets, business combination or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

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(j) Amendment.

(i) This Agreement may be amended by resolution of the Board, provided that the amendment has been approved by HFCP VI; and, provided, further, that any such amendment that would materially adversely affect the rights of any Management Stockholder shall not to that extent be effective without the written consent of Management Stockholders who then hold 50% or more of the Share Equivalents (including Share Equivalents issuable upon the exercise of vested Options) held by the Management Stockholders, in the aggregate.

(ii) At any time hereafter, additional Management Stockholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and HFCP VI on behalf of the H&F Investors and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

(k) Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Stockholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Share Equivalent or any Option.

(l) No Employment Rights. Nothing contained in this Agreement (i) obligates the Company or any Affiliate of the Company to employ any Management Stockholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any Affiliate of the Company from terminating the employment, if any, of any Management Stockholder at any time or for any reason whatsoever and each Management Stockholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Stockholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Stockholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

(m) Offsets. The Company shall be permitted to offset and reduce from any amounts payable to a Management Stockholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Stockholder.

(n) Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

(o) Actions to Effectuate Agreement. Each Management Stockholder agrees to take all actions within his or her power (including voting Securities) to give effect to the terms of this Agreement. In the event of any inconsistency between this Agreement, on the one hand, and the Certificate of Incorporation or Bylaws of the Company, on the other hand, the provisions of this

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Agreement shall control, and each Management Stockholder shall vote his or Share Equivalents in such manner as to effectuate any and all amendments to the Certificate of Incorporation or Bylaws of the Company that may be necessary in order to bring the Certificate of Incorporation and Bylaws of the Company into conformity with the provisions of this Agreement. The vote of any Management Stockholder in violation of the provisions of this Agreement shall be void and shall be ignored by the Company. In connection therewith, each Management Stockholder hereby grants an irrevocable proxy with full power of substitution to HFCP VI for purposes of voting all Securities subject to this Agreement at any meeting of stockholders or in any action by written consent of stockholders in any manner necessary to give effect to the provisions of this Agreement, but not to amend this Agreement, it being acknowledged that such proxy is coupled with an interest under this Agreement.

(p) Lock-up Period. Each Management Stockholder agrees that during (i) such period following the effective date (which period shall in no event exceed one hundred eighty (180) days, subject to any customary “booster shot” extensions) of a registration statement of the Company filed in connection with an Initial Public Offering as the H&F Investors may agree to with the underwriter or underwriters of such underwritten offering and (ii) with respect to underwritten offerings only (which offerings are consummated at a time when such Management Stockholder or its Permitted Transferees holds Registrable Securities), such period (which period shall in no event exceed ninety (90) days, subject to any customary “booster shot” extensions) following the effective date of a registration statement of the Company filed under the Securities Act subsequent to an Initial Public Offering as the H&F Investors may agree to with the underwriter or underwriters of such underwritten offering, such Management Stockholder and its Permitted Transferees shall not, to the extent requested by the Company and any underwriter, sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Share Equivalents held by it at any time during such period except Share Equivalents included in such registration. Notwithstanding the foregoing, in the event that the underwriters in connection with such registration waive the standstill applicable to any of the H&F Investors, such waiver will also apply to the Management Stockholders. Each Management Stockholder agrees that it shall deliver to the underwriter or underwriters or any offering to which clause (i) or (ii) is applicable a customary agreement reflecting its agreement set forth in this Section 11(p).

(q) Additional Parties. Additional parties may be added to and be bound by and receive the benefits afforded by this Agreement upon the signing and delivery of a counterpart of this Agreement by the Company and the acceptance thereof by such additional parties and, to the extent permitted by Section 11(j), amendments may be effected to this Agreement reflecting such rights and obligations, consistent with the terms of this Agreement, of such Management Stockholder as the H&F Investors and such Management Stockholder may agree.

Section 12 Defined Terms.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

(a) “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act; provided, that, in no event shall (i) the Company, any of its subsidiaries or any Management Stockholder be considered an “Affiliate” of the H&F Investors or (ii) any of the H&F Investors be considered Affiliates of any portfolio company in which the H&F Investors or any of their investment fund Affiliates have made a debt or equity investment.

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(b) “Cause” shall mean the Company or an Affiliate having “Cause” to terminate the Management Stockholder’s employment, as defined in any employment, severance or other similar written agreement between the Management Stockholder and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Management Stockholder’s Termination of Employment shall be for “Cause” upon the Company’s or an Affiliate’s termination of the Management Stockholder’s employment due to:

(i) the Management Stockholder’s willful failure to substantially perform his duties, as set forth in any employment agreement or otherwise (other than any such failure resulting from the Management Stockholder’s Disability);

(ii) the Management Stockholder’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board or his superiors;

(iii) the Management Stockholder’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude;

(iv) the Management Stockholder’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Management Stockholder’s duties and responsibilities; or

(v) the Management Stockholder’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

(c) “Change in Control” shall mean shall mean the first to occur of the following events:

(i) the consummation of (A) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (B) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-4 or any successor form) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, any H&F Investor or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or any H&F Investor) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (1) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (2)

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prior to an Initial Public Offering, an amount greater than the amount owned or controlled, directly or indirectly, by an H&F Investor of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 12(c)(i)(B)(2) unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(ii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(d) “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Management Stockholder and the Company or an Affiliate; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Management Stockholder’s inability to perform, with or without reasonable accommodation, the essential functions of the Management Stockholder’s position for a total of three months during any six (6) month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Management Stockholder or the Management Stockholder’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

(e) “Fair Market Value” means with respect to Share Equivalents prior to an Initial Public Offering, such amount as is determined to be the fair market value thereof, as of the date such Fair Market Value is required to be determined hereunder, as determined in good faith by the Board (x) in a manner and pursuant to a methodology consistent with past practices, (y) on an enterprise value basis and without any discount for minority interests or for absence of liquidity due to transfer restrictions, and (z) without giving effect to any proposed valuations of the Company or any of the Shares or other Securities that are disclosed by the Company or any Stockholder to any third party that is not an Affiliate of the Company or any stockholder thereof in connection with the negotiation of any acquisition, strategic investment or other transaction involving an issuance (or potential issuance) of Shares or other Securities.

(f) “H&F Investors” shall mean the Initial H&F Investors and/or any Affiliate thereof that HFCP VI notifies the Management Stockholder from time to time is an “H&F Investor” for purposes hereof.

(g) “Initial Public Offering” shall mean the first underwritten public offering of Equity Securities pursuant to an effective registration statement filed by the Company with the United States Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

(h) “Makeup Amount Price” shall mean (i) with respect to a Change in Control, the price per Share that the Management Stockholder would have received had the Shares that were repurchased pursuant to the Call Right been sold or transferred in the Change in Control or (ii) with respect to an Initial Public Offering, the price per share to the public of the Shares sold in the Initial Public Offering.

(i) “Options” shall mean any rights or options to subscribe for, purchase or otherwise acquire Shares granted pursuant to any employment or consulting agreement with the Company or its Subsidiaries or pursuant to any equity compensation plan or program of the Company.

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(j) “Permitted Transferee” shall mean, (A) for any Management Stockholder (i) with respect to Shares only (and not Options), a spouse, sibling or lineal descendant (including through adoption) of such Management Stockholder (the “Permitted Family Members”), (ii) with respect to Shares only (and not Options), trusts or family limited liability companies or partnerships maintained for the benefit of Permitted Family Members (plus any charitable remaindermen which may be specified in any such trusts), and (iii) with respect to both Shares and Options, upon such Management Stockholder’s death, his or her executors, administrators, testamentary trustees, legatees and beneficiaries and (B) for any H&F Investor, any Affiliate thereof that (i) is an Affiliated investment fund or wholly-owned subsidiary of such H&F Investor, (ii) was not formed for the purpose of making an investment in the Company or beneficially owning Securities and (iii) the assets of which do not primarily consist of Securities.

(k) “Person” shall mean an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

(l) “Restricted Shares” shall mean any Shares that are subject to vesting in connection with the continued employment with, or engagement by, the Company or any of its Subsidiaries.

(m) “Securities” shall mean any equity securities of the Company or any of its Subsidiaries, including any Shares, any Restricted Shares, any Share Equivalents or any other Voting Securities.

(n) “Share Equivalents” shall mean (i) Shares (other than Restricted Shares), (ii) the Shares issuable upon exercise, conversion or exchange of any security that is currently exercisable for, convertible into or exchangeable for, as of any such date of determination, Shares without payment to the Company of any additional consideration and (iii) except with respect to Section 9, the Shares issuable upon exercise of Options that are vested and exercisable as of any such date of determination.

(o) “Shares” shall mean any shares of Common Stock.

(p) “Termination of Employment” shall mean the time when the employee-employer relationship between a Management Stockholder and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, Disability, death or retirement, but excluding a termination where there is a simultaneous reemployment of the Management Stockholder by the Company or one of its subsidiaries. The Board (or the compensation committee thereof) shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment.

(q) “Transfer Restriction Period” shall mean the period beginning on the date hereof and ending on the later of (i) the six (6)- month anniversary of the completion of an Initial Public Offering and (ii) the expiration of such period, if any, following the completion of an Initial

21

Public Offering during which each H&F Investor shall have agreed with the underwriters of such Initial Public Offering to be, and shall remain obligated to be, subject to lock-up restrictions in respect of the Share Equivalents held by the H&F Investors (it being understood that if the H&F Investors do not agree to become subject to any such lock-up restrictions, then the end of the Transfer Restriction Period shall occur upon the completion of such Initial Public Offering).

(r) “Voting Security” shall mean (i) the Share Equivalents and (ii) any other securities that are permitted by their terms to vote together with the Share Equivalents.

[Signature pages follow]

22

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

CHILL HOLDINGS, INC.

By:	/s/ Donald King
	Name:	Donald King
	Title:	EVP HR

GOODMAN GLOBAL, INC.

By:	/s/ Donald King
	Name:	Donald King
	Title:	EVP HR

HELLMAN & FRIEDMAN CAPITAL PARTNERS VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its general partner
By:	Hellman & Friedman LLC, its general partner

	By:	/s/ Erik D. Ragatz
Name: Erik D. Ragatz
Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL PARTNERS VI (PARALLEL), L.P.

By:	Hellman & Friedman Investors VI, L.P., its general partner
By:	Hellman & Friedman LLC, its general partner

	By:	/s/ Erik D. Ragatz
Name: Erik D. Ragatz
Title: Managing Director

[Chill Holdings, Inc. Signature Page to Management Stockholders Agreement]

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its general partner
By:	Hellman & Friedman LLC, its general partner

	By:	/s/ Erik D. Ragatz
Name: Erik D. Ragatz
Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its general partner
By:	Hellman & Friedman LLC, its general partner

	By:	/s/ Erik D. Ragatz
Name: Erik D. Ragatz
Title: Managing Director

H&F CHILL PARTNERS, L.P.

By:	H&F Chill GP, LLC, its general partner
By:	Hellman & Friedman Investors VI, L.P., its managing member
By:	Hellman & Friedman LLC, its general partner

	By:	/s/ Erik D. Ragatz
Name: Erik D. Ragatz
Title: Managing Director

[Chill Holdings, Inc. Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Kevin E. Aden 4-30-08
Name:	Kevin Aden

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Justin Anderson
Name:	Justin Anderson

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Rex Anderson
Name:	Rex Anderson

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Caroline Attaway
Name:	Caroline Attaway

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Danny R. Bates
Name:	Danny R. Bates

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Marshall Blackham
Name:	Marshall Blackham

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Michael J. Bride
Name:	Michael J. Bride

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ R. Mike Bryant
Name:	Robert M. Bryant

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Sean Bunk
Name:	Sean Bunk

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Robert By
Name:	Robert By

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Kristine Carroll
Name:	Kristine Carroll

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Raymond Carroll
Name:	Raymond Carroll

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Beverly Childress
Name:	Beverly Childress

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ George Chowtis
Name:	George Chowtis

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Brett Coleman
Name:	Brett Coleman

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Stan Cushen
Name:	Stan Cushen

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Chris DeVault
Name:	Chris DeVault

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Mark Dolan
Name:	Mark Dolan

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Wesley Fish
Name:	Wesley Fish

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Wanda Ford
Name:	Wanda Ford

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Kim Flores
Name:	Kim Flores

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John Garrigan
Name:	John Garrigan

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Rizk Ghafari
Name:	Rizk Ghafari

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Dennis Gormley
Name:	Dennis Gormley

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Michael Gray
Name:	Michael Gray

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John Green
Name:	John Green

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Stephen R. Griffin
Name:	Stephen R. Griffin

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Thomas Guffey
Name:	Thomas Guffey

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Neelkanth S. Gupte
Name:	Neelkanth Gupte

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Charles Haymaker
Name:	Charles Haymaker

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John A. Henkels
Name:	John Henkels

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Mike Henson
Name: Mike Henson

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John Himsel
Name: John Himsel

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ David Hoffman
Name: David Hoffman

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John E. Kingsley, Jr.
Name: John E. Kingsley, Jr.

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Al Knight
Name: Al Knight

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ M. J. Knights
Name: M. J. Knights

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Ken Landry
Name: Ken Landry

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Jeannette Lawrence
Name: Jeannette Lawrence

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ John Lawson
Name: John Lawson

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Jamie Lorzadeh
Name: Jamie Lorzadeh

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ William J. Miller
Name: William Miller

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Sean Mosser
Name: Sean Mosser

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Stephanie N. Parker
Name: Stephanie Parker

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Richard Pierce
Name: Richard Pierce

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Timothy Pischulla 5/1/08
Name: Timothy Pischulla

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Karl Pomeroy
Name: Karl Pomeroy

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Phill Reynolds
Name: Phill Reynolds

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Harold Roberts
Name: Harold Roberts

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Dick Rydzeski
Name: Dick Rydzeski

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Steven Saunders
Name: Steven Saunders

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Billy Shipley
Name: Billy Shipley

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Neil Simpson
Name: Neil Simpson

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Brad Snyder
Name: Brad Snyder

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Malcolm Southern
Name: Malcolm Southern

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Brian Spicer
Name: Brian Spicer

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ David Spitz
Name: David Spitz

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ David Stanley
Name: David Stanley

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Karen Stubblefield
Name: Karen Stubblefield

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Donal Sullivan
Name: Donal Sullivan

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Sandra Van De Walle
Name:	Sandra Van De Walle

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Nathan Walker
Name:	Nathan Walker

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Ronald Wenger 4/30/08
Name:	Ronald Wenger

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Jason White
Name:	Jason White

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Kirk Wickline
Name:	Kirk Wickline

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Eric Young
Name:	Eric Young

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Chiachun Eddie Yu
Name:	Chiachun Eddie Yu

[Management Stockholder Signature Page to Management Stockholders Agreement]

SCHEDULE I

MANAGEMENT STOCKHOLDERS

/s/ Michael D. Zielinski
Name:	Michael D. Zielinski

[Management Stockholder Signature Page to Management Stockholders Agreement]